UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.    )

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☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

Tejon Ranch Co.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Your Vote Counts! TEJON RANCH CO. 2023 Annual Meeting Vote by May 8, 2023 11:59 PM ET TEJON RANCH CO. ALLEN LYDA 4436 LEBEC ROAD TEJON RANCH, CA 93243 D99369-P85616 You invested in TEJON RANCH CO. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the shareholder meeting to be held on May 9, 2023. Get informed before you vote View the Notice & 2023 Proxy Statement, 2022 Annual Report and Shareholder Letter online at www.ProxyVote.com or scan the QR code below OR you can receive a free paper or email copy of the proxy materials by requesting them prior to April 25, 2023. If you would like to request a copy of the proxy materials for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. There is no charge to you for requesting a copy. Unless requested, you will not otherwise receive a paper or email copy. For complete information and to vote, visit www.ProxyVote.com Control # Smartphone users Vote Virtually at the Meeting* Point your camera here and May 9, 2023 9:00 AM PDT vote without entering a control number Virtually at: www.virtualshareholdermeeting.com/TRC2023 *The company will be hosting the meeting live via the Internet this year at the website address above. Please check the proxy materials for instructions on how to access the Company’s 2023 Annual Meeting of Stockholders as well as for information regarding how to vote online, by phone or by mail before the meeting V1.1

Vote at www.ProxyVote.com THIS IS NOT A VOTABLE BALLOT This is an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials at www.ProxyVote.com or easily request a paper copy. We encourage you to access and review all of the important information contained in the proxy materials before voting. Please follow the instructions on the reverse side to obtain the proxy materials and vote on these important matters. Voting Items Board Recommends 1. Election of Directors Nominees: 1a. Steven A. Betts For 1b. Gregory S. Bielli For 1c. Anthony L. Leggio For 1d. Norman J. Metcalfe For 1e. Rhea Frawn Morgan For 1f. Geoffrey L. Stack For 1g. Daniel R. Tisch For 1h. Michael H. Winer For 2. Ratification of appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for fiscal year 2023. For 3. Advisory vote to approve named executive officer compensation. For 4. Advisory vote on the frequency of future advisory votes to approve executive compensation. 1 Year 5. Approval of 2023 stock incentive plan. For NOTE: To transact such other business as may properly come before the meeting or any adjournment thereof. Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E-delivery”. D99370-P85616